2010
Investor Presentation



Community Trust Bancorp, Inc.

NASDAQ: CTBI

www.ctbi.com

July 2010

CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2009 Annual Report on Form 10-K Part I, Item 1. for additional information.

Organizational History

"Over a Century of Service"

1903	Pikeville National Bank founded
1936	Pikeville National Bank & Trust Company incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank~ Community Trust Bank, Inc.
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Operational Structure



Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and Investment Company
Lexington, Kentucky

- Community Trust Bank, Inc.
  - Regional market structure provides synergies
- Community Trust and Investment Company
  - Assets under management $1.1 billion
  - Includes CTB investment portfolio of $0.4 billion

Our Banking Franchise


Georgetown
Lexington
Mount Sterling
Winchester
Richmond
Mount Vernon
Campbellsville
Greensburg
Somerset
London
Columbia
Whitesburg
Middlesboro
Williamsburg
Community Trust Bank Branch Office
Community Trust & Investment Office
Pending First National Bank of LaFollette Acquisition Locations

Serving 76 branch locations in 33 counties throughout Kentucky and West Virginia ~ 4 additional locations in Tennessee pending acquisition

Growth of our Franchise

Pending Acquisition

- LaFollette First National Corporation, Tennessee
  - First National Bank of LaFollette
  - Share exchange for $650 per share
  - Approximately 110% of Tangible Book Value
  - Cash transaction - $16.1 million
  - Expansion into state of Tennessee
  - Increase of approximately $184 million in assets
  - Expected to be accretive to earnings during first year
  - Subject to regulatory and LFNC shareholder approval
  - Expected to close during 4th Quarter 2010

Market Analysis

Competitive Position

- Largest Kentucky domiciled bank holding company
- #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
- 7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Operational Philosophy

- Traditional Community Banking Business Model
- Executive Management and Board of Director commitment to Corporate Governance
- Local market presidents
- Decentralized decision making
- Centralized operations and risk management
- Strong Loan Portfolio Risk Management process
- Specialized product offerings
- Maximized use of technology
- Maintain a strong Tangible Equity position
- Growth through both internal and de nova branching and acquisition
- Consistent long-term performance
- Not a TARP participant

Traditional Community Banking

Focused on Retail and Commercial Products and Services

Retail

- Traditional Home Mortgages
  - Portfolio
  - Service Retained
  - $2.7m Mortgage Servicing Rights
- Personal Loans
- Indirect Auto Loans
- Equity Lines of Credit
- Deposit Products & Services
- Internet Banking
- Brokerage and Personal Trust Services
- ATMs/Debit Cards

Commercial

- Small Business Loans
- USDA Loans
- SBA Loans
- Auto Floor Plans
- Commercial Real Estate
- 1 – 4 Family Real Estate Development
- Energy Lending (Coal & Natural Gas)
- Corporate Trust Services
- Cash Management Services

- Not a participant in exotic loan products

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	41 years	41
Mark A. Gooch	CTB President and CEO	29 years	29
Tracy E. Little	CTIC President and CEO	36 years	7
Kevin J. Stumbo	EVP/Controller	23 years	15
Steven E. Jameson	EVP/Risk Manager	25 years	6
James J. Gartner	EVP/Chief Credit Officer	42 years (17 at OCC)	8
James B. Draughn	EVP/Operations	17 years	17
Michael S. Wasson	EVP/C KY President	39 years	10
Richard W. Newsom	EVP/E KY President	27 years	27
Ricky Sparkman	EVP/SC KY President	25 years	16
Larry W. Jones	EVP/NE President	42 years	8

Operational Challenges

- Impact from National and Regional Economic Conditions
  - Continuing weak national and global economy
  - Unstable real estate market
  - National and regional unemployment rate
  - Increased regulation of the coal mining industry
  - Decline in natural gas prices
  - Deterioration in asset quality
  - Increased loan defaults and increased other real estate owned
- 90 bank failures YTD 2010
- Regulatory changes
  - Deposit overdraft fees
  - FDIC insurance
  - Unknown results of proposed regulatory reform
- Increasing fee revenue with new regulations
- Maintaining a strong net interest margin

Performance Summary

	YTD 2010	2009	2008	2007	2006
EPS	$1.01	$1.66	$1.54	$2.42	$2.59
ROAA	0.98%	0.82%	0.79%	1.23%	1.33%
ROAE	9.44%	7.89%	7.48%	12.45%	14.51%
Net Int. Margin	4.10%	3.78%	3.88%	3.90%	4.02%
Efficiency Ratio	59.93%	63.56%	58.39%	57.62%	56.67%
Nonperf. Loans	2.55%	1.69%	2.22%	1.43%	0.66%
Net Charge-offs	0.44%	0.66%	0.38%	0.27%	0.29%
As a % of Average Assets:					
Nonint. Income	1.23%	1.34%	1.24%	1.23%	1.11%
Nonint. Expense	2.99%	3.08%	2.83%	2.79%	2.73%

YTD 2010 info annualized as of June 30, 2010 except EPS

Earnings Review

Earnings Per Share


$2.31
$2.59
$2.42
$1.54
$1.66
$0.83
$1.01
2005
2006
2007
2008
2009
Jun '09
Jun '10

- EPS increased 7.8%
- 2009 pro forma EPS excluding the FDIC special assessment - $1.74 per share
- 2010 EPS projected at $1.98 - $2.04 per share

Net Income

(in millions)


$34.4
$39.1
$36.6
$23.1
$25.1
2005
2006
2007
2008
2009
$12.5
$15.3
Jun '09
Jun '10

- 2010 projected net income $30 - $31 million

Net Income

2009 Major Impacts

- Increased provision for loan losses
- Increased FDIC insurance premiums and special assessment
- Increased noninterest income impacted by $14.6 million OTTI charge in 2008
- Increased legal and repossession fees
- Lower net interest margin
  - 3.77% vs. 3.88%
  - 5 year historical average 3.92%

2010 Major Impacts

- Increased net interest revenue
- Higher net interest margin
  - 4.10% vs. 3.61%
- Increased provision for loan losses
- Decreased gains on sales of loans and loan related fees
- Increased trust and brokerage revenue

Revenues

(in millions)


$136.7
$140.3
$142.6
$125.4
$146.9
$157.1
2005
2006
2007
2008
2009
Jun '10

- 2009 revenues increased 17.2%
- Interest income lost from nonperforming loans and OREO during 2009 - $3.6 million
- 2010 projected revenues $159 - $161 million

**Jun '10 annualized*

Noninterest Income

as a % of Total Revenue


(in millions)
$33.5
$32.6
$36.6
$21.8
$41.4
$38.9
32%
26%
20%
14%
2005
2006
2007
2008
2009
Jun '10
Noninterest Income
% of Total Revenue

- **2009 noninterest income**
  - Increase due to OTTI charge in 2008
  - Increased gains on sales of loans
  - Increased loan related fees as a result of the change in the fair value of our mortgage servicing rights
- **2010 noninterest income**
  - Decrease in gains on sales of loans and the fair value of mortgage servicing rights
  - Projected noninterest revenue 23% - 24% of total revenue

**Jun '10 annualized*

Net Interest Revenue



(in millions)
$103.2
$107.8
$106.0
$103.6
$105.5
$118.2
2005
2006
2007
2008
2009
Jun '10

- 2009 increase in net interest revenue was $1.9 million
  - Net interest margin decreased 11 basis points year over year
  - Average earning assets increased $127.6 million
- 2010 annualized increase in net interest revenue of $12.7 million
  - Net interest margin increased 49 basis points YTD 2010 compared to YTD 2009
  - Average earnings assets increased $100.4 million YTD 2010 compared to YTD 2009

**Jun '10 annualized*

Net Interest Margin



4.02%
4.07%
4.02%
3.99%
3.90%
3.78%
3.88%
3.60%
3.77%
3.57%
4.10%
3.67%
2005
2006
2007
2008
2009
2010
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 6/30/10 -4.74%

- % of assets repricing
  - Within 30 days 40.35%
- % of liabilities repricing
  - Within 30 days 22.27%
  - Within 90 days 29.63%
  - Within 180 days 51.00%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$45.1
$47.8
$46.4
$60.8
$52.4
$56.1
2.30%
2.10%
1.90%
1.70%
1.50%
2005
2006
2007
2008
2009
Jun '10
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$78.6
$80.4
$83.1
$82.5
$93.8
$95.0
75%
70%
65%
60%
55%
50%
2005
2006
2007
2008
2009
Jun '10
Noninterest Expense
Efficiency Ratio
Peer

**Jun '10 annualized*

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Return on Average Assets



1.22%
1.15%
1.33%
1.10%
1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
0.98%
0.19%
2005
2006
2007
2008
2009
Jun '10
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Balance Sheet Review

Total Assets


(in billions)
$2.85
$2.97
$2.90
$2.95
$3.09
$3.21
2005
2006
2007
2008
2009
Jun '10

- Total assets increased 4.5% during 2009
- Total assets increased an annualized 8.0% YTD 2010
  - Loan growth $5.5 million
  - Deposit decline $5.4 million
  - Investment portfolio growth $69.7 million
- Total assets are expected to increase $155 - $195 million in 2010

Total Loans



(in billions)
$2.11
$2.17
$2.23
$2.35
$2.44
$2.44
2005
2006
2007
2008
2009
Jun '10

- 2010 projected loan growth $95 - $130 million

Loan Portfolio Mix

June 30, 2010



Consumer 21%
Comm R/E 37%
R/E Mortgage 27%
Comm Other 15%

Concentrations of Credit


June 30, 2010
2.2%
4.3%
2.6%
1.6%
5.8%
3.3%
1.3%
1.7%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Bank Holding Company
Land Subdivision and Development

Net Charge-offs

as a % of average loans



1.59%
1.56%
0.70%
0.66%
0.44%
0.37%
0.29%
0.27%
0.38%
0.15%
0.13%
0.24%
2005
2006
2007
2008
2009
Jun '10
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Charge-Offs By Loan Category



June 30, 2010
32%
52%
5%
11%
Commercial
Mortgage
Consumer
Indirect

Nonperforming Loans

as a % of total loans


1.02%
0.52%
0.66%
0.56%
1.43%
1.08%
2.22%
2.41%
1.70%
4.20%
2.55%
4.37%
2005
2006
2007
2008
2009
Jun '10
CTBI
Peer

Loan Loss Reserve

as a % of net loans


1.40%
1.22%
1.27%
1.16%
1.26%
1.20%
1.31%
1.50%
1.34%
2.24%
1.48%
2.44%
2005
2006
2007
2008
2009
Jun '10
CTBI
Peer

Nonperforming Loan Mix

June 30, 2010


Consumer
1%
R/E
Mortgage
14%
Comm
Other
16%
Comm R/E
69%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Nonperforming Assets

as a % of Total Assets



0.94%
0.63%
1.37%
2.12%
2.56%
3.20%
2005
2006
2007
2008
2009
Jun '10

- Nonperforming assets increased $23.7 million from year-end 2009 to June 30, 2010
  - OREO increased from $37.3 million to $40.1 million at June 30, 2010

Total Deposits

including Repurchase Agreements



(in billions)
$2.38
$2.50
$2.45
$2.49
$2.64
$2.75
2005
2006
2007
2008
2009
Jun '10

- Total deposits including repurchase agreements are expected to increase $100 - $135 million in 2010

Deposit Mix

including Repurchase Agreements

June 30, 2010



Repurchase Agreements 7%
Noninterest Bearing 18%
Other Time 5%
NOW 1%
CDs <$100K 24%
MMDA 15%
Savings 8%
CDs >$100K 22%

Managing Liquidity Through Innovative Products


It's Back!!!
HOOPS®
Certificate of Deposit
The CD with more Points!
For more information stop by or call
1-800-422-1090
Community Trust® Bank
building communities...built on trust®
Member FDIC
HOOPS® CD is available through November 13, 2009. Substantial penalty for early withdrawal.

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Volume varies as needs vary:
  - 2003 $ 92,856,000
  - 2004 $ 134,985,000
  - 2005 $ 196,788,000
  - 2006 $ 191,555,000
  - 2007 $ 158,001,000
  - 2008 $ 239,678,000
  - 2009 $ 290,199,000

Shareholder Value

Historic Investment Returns

- Core value long-term investment
- Formation of bank holding company in 1981
- 12 stock splits
- 9 stock dividends
- 29 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 6.7%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 89 institutional investors (including CTIC – 10.2%) hold 6.9 million shares (45.4%)
  - 176 mutual funds hold 3.1 million shares (20.6%)

Dividends Per Share


$0.98
$1.05
$1.10
$1.17
$1.20
$1.20
6.7%
2005
2006
2007
2008
2009
2010*

- 2009 cash dividends increased 2.6%
- 6.7% compound growth rate for past five years
- June 30, 2010 cash dividend yield was 4.78%

*2010 is projected DPS

Shareholders' Equity



(in millions)
$253.9
$282.4
$301.4
$308.2
$321.5
$330.3
6.4%
2005
2006
2007
2008
2009
Jun '10

- Shareholders' equity has increased 26.6% during the past five years
- 6.4% compound growth rate for the past five years
- 2010 projected shareholders' equity $331 - $337 million

Book Value Per Share



$16.93
$18.63
$20.03
$20.46
$21.17
$21.69
2005
2006
2007
2008
2009
Jun '10

Tangible Common Equity/Tangible Assets



6.72%
7.40%
8.27%
8.37%
8.47%
8.43%
2005
2006
2007
2008
2009
Jun '10

Total Market Capitalization


(in millions)
$461.2
$629.5
$414.2
$553.7
$371.2
$385.9
2005
2006
2007
2008
2009
2010

All data is as of year-end except 2010 which is based upon stock price on July 16, 2010

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2004
2005
2006
2007
2008
2009
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2004 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2009**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

June 30, 2010


21.50%
-1.70%
-4.13%
-8.59%
-1.58%
0.38%
10.44%
3.04%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

2010 Key Strategic Initiatives

2010 Operational Initiatives

Attaining our 2010 corporate goals

- Working through asset quality issues
- Focus on core banking businesses
- Management of our net interest margin
- Continuing focus on expense control
- Internal growth and expansion through new branches and acquisitions
- Continued expansion of trust and brokerage services

2010 Operational Challenges

Major impacts on 2010 corporate goals

- Economic conditions within our markets
- Actions by the U.S. Government to manage the current economic crisis
- Asset quality
- Loan growth
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs
- Regulatory changes

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders
- Did not take TARP



Community Trust Bancorp, Inc.

Serving Our Communities for 106 Years!

